Exhibit 99.1

CERTIFICATIONS

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the 401(K) and Employee Stock Ownership Plan (the “Plan”) of Silicon Valley Bank (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth P. Wilcox, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 27, 2003	/s/ KENNETH P. WILCOX
Kenneth P. Wilcox
Chief Executive Officer

In connection with the Annual Report of the 401(K) and Employee Stock Ownership Plan of Silicon Valley Bank as filed with the Securities and Exchange Commission on the date hereof, I, Lauren Friedman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 27, 2003	/s/ LAUREN FRIEDMAN
Lauren Friedman
Chief Financial Officer

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 11-K.

A signed original of this written statement required by Section 906 has been provided to Silicon Valley Bank and will be retained by Silicon Valley Bank and furnished to the Securities and Exchange Commission or its staff upon request.